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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): DECEMBER 11, 1998
                                                  -----------------

                          VAUGHN COMMUNICATIONS, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


                                   MINNESOTA
                                   ---------
                (State or other jurisdiction of incorporation)


       0-15424                                                   41-0626191
----------------------                                     ---------------------
Commission File Number                                           I.R.S. Employer
                                                           Identification number


5050 W. 78th Street, Minneapolis, Minnesota                                55435
-------------------------------------------                                -----
(Address of principal executive offices)                               Zip code)


Issuer's telephone number, including area code: (612) 832-3200
                                                --------------


                              N/A               .
             -----------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

MERGER AGREEMENT SIGNED

     Vaughn Communications, Inc. (the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Twin Acquisition Corp., an indirect wholly-owned subsidiary of Allied Digital Technologies Corp. ("Allied").

     The transactions contemplated by the Merger Agreement have been approved unanimously by the Company's Board of Directors. Under the terms of the Merger Agreement, which is subject to approval by a majority of the Company's shareholders, regulatory review and other conditions, shareholders will receive $10.00 per share in cash. Following the merger, the capital stock of the Company will no longer be publicly traded. The merger is expected to be completed in late February 1999.

     Allied is one of the leading multimedia duplicators of CDs, CD-ROM, audio cassettes and video cassettes serving the entertainment and computer software industries in the United States. It is a project management supplier capable of performing every phase of a job from concept designing to delivery of the finished product in any media format.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not Applicable.

(b)  Pro forma financial information.

     Not Applicable.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger dated December 11, 1998 among Twin Acquisition Corp., Allied Digital, Inc. and Vaughn Communications, Inc. without exhibits and schedules.

     2.2 Option Termination and Grant Agreement dated December 11, 1998 among Allied Digital Technologies Corp., Vaughn Communications, Inc. and E. David Willette.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                       VAUGHN COMMUNICATIONS, INC.


Dated: December 22, 1998               By /S/ E. David Willette
                                          --------------------------------
                                          E. David Willette
                                          Chief Executive Officer


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                               INDEX TO EXHIBITS


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EXHIBIT NO.    DESCRIPTION OF EXHIBITS           PAGE
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
2.1            Agreement and Plan of Merger
               dated December 11, 1998 among
               Twin Acquisition Corp., Allied
               Digital, Inc. and Vaughn
               Communications, Inc.
               without exhibits and schedules.

2.2            Option Termination and Grant
               Agreement dated December 11,
               1998 among Allied Digital
               Technologies Corp., Vaughn
               Communications, Inc. and E.
               David Willette

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